UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2005

THE GILLETTE COMPANY

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-922	04-1366970

(Commission File Number)	(IRS Employer Identification No.)

PRUDENTIAL TOWER BUILDING, BOSTON, MA	02199

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 421-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

      On May 12, 2005, the Board of Directors of The Gillette Company (the “Company”), with respect to James M. Kilts, the Company's Chairman, President and Chief Executive Officer and the Compensation and Human Resources Committee of the Board of Directors of the Company, with respect to Edward F. DeGraan, Charles W. Cramb, Peter Hoffman and Mark M. Leckie, the Company’s Vice Chairman, Senior Vice President, Vice President and Vice President, respectively, awarded options to purchase 800,000, 160,000, 96,000, 76,000, and 76,000 shares, respectively, of the Company’s common stock. The options were awarded under the Company’s 2004 Long-Term Incentive Plan (the “2004 Plan”), are subject in all respects to the 2004 Plan’s terms and conditions and, in the case of Mr. Kilts, his Amended and Restated Employment Agreement dated as of December 23, 2004 (the “Employment Agreement”), as amended by Amendment No. 1 thereto dated January 27, 2005 (the “Amendment No. 1”), vest ratably over three years and expire ten years after the Grant Date (as defined below). All awarded options will be granted on June 16, 2005 (the “Grand Date”) and will have an exercise price equal to the fair market value, as defined in the 2004 Plan, of a share of the Company’s common stock on the Grant Date. Copies of the option terms and conditions for Mr. Kilts and the form of option terms and conditions for each of Messrs. DeGraan, Cramb, Hoffman and Leckie are attached hereto as Exhibit 10.1 and are incorporated herein by reference. The 2004 Plan and the Employment Agreement are filed as Exhibit 10(b) and Exhibit 10(g), respectively, to the Company’s Form 10-K for the Company’s fiscal year ended December 31, 2004, filed on March 14, 2005. Amendment No. 1 is filed as Exhibit 10.2 to the Company’s Form 8-K, filed on January 28, 2005.

     On May 12, 2005, the Compensation and Human Resources Committee of the Board of Directors of the Company amended and restated the 2004 Plan and the Company’s 1971 Stock Option Plan (the “1971 Plan”). The 2004 Plan and the 1971 Plan were amended to provide for the conversion and assumption of the Company’s outstanding options in connection with the transactions (collectively, the “Merger”) contemplated by, and to comply with the applicable provisions of, the Agreement and Plan of Merger, dated as of January 27, 2005, among The Procter & Gamble Company (“P&G”), Aquarium Acquisition Corp., and the Company, including, without limitation, Section 1.09 thereof. In addition, conforming amendments to the plans were adopted to assist in the integration of these plans with the corresponding P&G plan. In the event that the Merger is not consummated, the amendments to the plans adopted on May 12, 2005 will be null and void and of no force or effect. The following summary of the amendments to the 2004 Plan and the 1971 Plan is subject to the terms of the 2004 Plan and the 1971 Plan, copies of which are attached as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference:

  to provide for the assumption of each of the 2004 Plan and the 1971 Plan by P&G at the effective time of the Merger;

  to provide for special Merger-related elections with respect to such options;

  to provide for the accelerated vesting of Company options outstanding under each of the 2004 Plan and the 1971 Plan;

  to provide for certain treatment of such options upon certain terminations of employment within two years after the Merger;

  to provide for the conversion of such options following the Merger into options to purchase P&G common stock;

  to provide for post-Merger exercise periods for Company options held by non-employee Company Directors;

  to set forth the post-employment option exercise periods in the case of a “special separation” of employment;

  to make parallel changes with respect to other long term incentive grants which may be made under the 2004 Plan; and

  to change the governing law of the plans from Delaware and Massachusetts to Ohio.

FORWARD-LOOKING STATEMENTS

     This filing includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Investors are cautioned that such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of The Gillette Company (“Gillette”), The Procter & Gamble Company (“P&G”) and the combined company after completion of the proposed transaction are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, the following risks and uncertainties: those set forth in Gillette’s and P&G’s filings with the Securities and Exchange Commission (“SEC”), the failure to obtain and retain expected synergies from the proposed transaction, failure of Gillette and P&G stockholders to approve the transaction, delays in obtaining, or adverse conditions contained in, any required regulatory approvals, failure to consummate or delay in consummating the transaction for other reasons, changes in laws or regulations and other similar factors. Readers are referred to Gillette’s and P&G’s most recent reports filed with the SEC. Gillette and P&G are under no obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

     This filing may be deemed to be solicitation material in respect of the proposed merger of Gillette and P&G. On March 14, 2005, P&G filed with the SEC a registration statement on Form S-4, including the preliminary joint proxy statement/prospectus constituting a part thereof. SHAREHOLDERS OF GILLETTE AND SHAREHOLDERS OF P&G ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE DEFINITIVE REGISTRATION STATEMENT, AS THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final joint proxy statement/prospectus will be mailed to shareholders of Gillette and shareholders of P&G. Investors and security holders may obtain a free copy of the disclosure documents (when they are available) and other documents filed by Gillette and P&G with the Commission at the Commission’s website at www.sec.gov, from The Gillette Company, Prudential Tower, Boston, Massachusetts, 02199-8004, Attention: Office of the Secretary, or from The Procter & Gamble Company, Investor Relations, P.O. Box 599, Cincinnati, OH 45201-0599.

Participants in the Solicitation

     Gillette, P&G and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from their respective shareholders in respect of the proposed transactions. Information regarding Gillette’s directors and executive officers is available in Gillette’s proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on March 30, 2005, and information regarding P&G’s directors and executive officers is available in P&G’s proxy statement for its 2004 annual meeting of shareholders, which was filed with the SEC on August 27, 2004. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

10.1	Option Agreement with a grant date as of June 16, 2005 between The Gillette Company and James M. Kilts, and the form of Option Agreement with a grant date as of June 16, 2005 between The Gillette Company and each of Messrs. DeGraan, Cramb, Hoffman and Leckie.

10.2	The Gillette Company 2004 Long-Term Incentive Plan (Amended and Restated as of May 12, 2005).

10.3	The Gillette Company 1971 Stock Option Plan (Amended and Restated as of May 12, 2005).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GILLETTE COMPANY

Date:	May 18, 2005	By:	/s/ Peter M. Green

			Name:	Peter M. Green
			Title:	Deputy General Counsel, Secretary and Corporate Governance Officer